QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.13
EXECUTION COPY

SIXTH AMENDMENT

        SIXTH AMENDMENT, dated as of April 24, 2003 (this "Amendment"), to the Credit Agreement, dated as of November 19, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among NORTH AMERICAN VAN LINES, INC., a Delaware corporation (the "Parent Borrower"), the Foreign Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties to the Credit Agreement, the several banks and other financial institutions from time to time parties to the Credit Agreement (the "Lenders"), THE BANK OF NEW YORK, as documentation agent, BANC OF AMERICA SECURITIES LLC, as syndication agent, and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation, as collateral agent and administrative agent for the Lenders (in such capacity, the "Administrative Agent").

WITNESSETH:

        WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Parent Borrower; and

        WHEREAS, the Parent Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, upon the terms and conditions contained herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

        SECTION 1.    Defined Terms.    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        SECTION 2.    Amendment to Subsection 1.1 (Defined Terms).    (a) Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

          "Employee Relocation Business": the business of providing relocation services including home sale and purchase assistance, management of tenant responsibilities and other services to corporations that assist employees in their relocation needs, and other business related thereto.

          "Rowan": The Rowan Group plc, a public limited company incorporated under the laws of England and Wales.

          "Rowan Business": the business conducted by Rowan, its Subsidiaries, and Rowan Simmons Conveyancing, consisting primarily of providing relocation services, including home sale and purchase assistance, management of tenant responsibilities and other services to corporations that assist employees in their relocation needs.

          "Rowan Simmons Conveyancing": Rowan Simmons Conveyancing Limited, a private limited company incorporated under the laws of England and Wales.

          "SCANVAN": SCANVAN Group AB, a Swedish company.

          "SCANVAN Business": the business conducted by SCANVAN and its Subsidiaries, consisting primarily of providing moving and storage services in Scandinavia.

          "Sixth Amendment Effective Date": the Amendment Effective Date as defined in the Sixth Amendment, dated as of April 24, 2003 to this Agreement.

        (b)   The definition of "Indebtedness" in Subsection 1.1 of the Credit Agreement is hereby amended by deleting the phrase "CRS Holding or any of its Subsidiaries" where it appears in the last sentence thereof and substituting the phrase "CRS Holding, Rowan, their respective Subsidiaries or any other Subsidiary of the Parent Borrower primarily engaged in the Employee Relocation Business" in lieu thereof.

        SECTION 3.    Amendments to Subsection 8.2 (Limitation on Indebtedness).    Subsection 8.2 of the Credit Agreement is hereby amended by deleting the phrase "CRS Holding or any of its Subsidiaries" in each place it appears in paragraph (s) thereof and substituting in each instance the phrase "CRS Holding, Rowan, their respective Subsidiaries or any other Subsidiary of the Parent Borrower primarily engaged in the Employee Relocation Business" in lieu thereof.

        SECTION 4.    Amendments to Subsection 8.9 (Limitation on Investments, Loans and Advances).    Subsection 8.9 of the Credit Agreement is hereby amended by (i) deleting the phrase "CRS Holding or any of its Subsidiaries" where it appears in paragraph (u) thereof and substituting the phrase "CRS Holding, Rowan, their respective Subsidiaries or any other Subsidiary of the Parent Borrower primarily engaged in the Employee Relocation Business" in lieu thereof and (ii) deleting the phrase "CRS Holding or such Subsidiaries" where it appears in paragraph (u) thereof and substituting the phrase "CRS Holding, Rowan or any such Subsidiary" in lieu thereof.

        SECTION 5.    Amendments to Subsection 8.10 (Limitations on Certain Acquisitions).    Subsection 8.10 of the Credit Agreement is hereby amended by (i) amending paragraph (b) in its entirety to read as follows:

        (b)   the aggregate consideration (including cash and any Indebtedness assumed in connection with such acquisitions) for all such acquisitions made pursuant to this clause (b) since the Sixth Amendment Effective Date does not exceed $40,000,000; provided that any portion of the cash consideration for any such acquisition funded with the proceeds of any new equity contributed by CD&R Fund VI and/or investors arranged by CD&R shall not be included in the calculation of aggregate consideration hereunder;

(ii)    deleting the word "or" at the end of paragraph (g) thereof, (iii) inserting the word "or" at the end of paragraph (h) thereof and (iv) inserting the following new paragraph (i) immediately after paragraph (h) thereof:

          (i)    such acquisition is an acquisition of the SCANVAN Business; provided that the aggregate consideration for such acquisition (including cash and any Indebtedness assumed in connection with such acquisition) does not exceed approximately $24,000,000;

        SECTION 6.    Conditions to Effectiveness.    This Amendment shall become effective as of the date first written above (the "Amendment Effective Date") upon the receipt by the Administrative Agent of (i) this Amendment, executed by the Required Lenders and the Parent Borrower and (ii) the attached Acknowledgment and Consent, executed by each Guarantor.

        SECTION 7.    Representations and Warranties.    In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Parent Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties made by the Parent Borrower in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

        SECTION 8.    Payment of Expenses.    The Parent Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

        SECTION 9.    Reference to and Effect on the Loan Documents.    On and after the Amendment Effective Date; each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

        SECTION 10.    GOVERNING LAW.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 11.    Counterparts.    This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent.

        SECTION 12.    Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the Parent Borrower and its successors and assigns, and upon the Administrative Agent and the Lenders and their successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

NORTH AMERICAN VAN LINES, INC.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

JPMORGAN CHASE BANK, as Administrative Agent and as a Lender

By:	/s/ WILLIAM J. CAGGIANO Name: William J. Caggiano Title: Managing Director

Deutsche Bank Trust Company Americas Name of Lender

By:	/s/ MARGUERITE SUTTON Marguerite Sutton Vice President

Textron Financial Corporation Name of Lender

By:	/s/ MATTHEW J. COLGAN Name: Matthew J. Colgan Title: Vice President

BANK OF TOKYO-MITSUBISHI TRUST COMPANY Name of Lender

By:	/s/ ERIC PLANEY Name: Eric Planey Title: Assistant Vice-President

National City Bank of Indiana Name of Lender

By:	/s/ MARK A. MINNICK Name: Mark A. Minnick Title: Senior Vice President

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

By:	/s/ JOHN P. THACKER Name: John P. Thacker Title: Chief Credit Officer

Carlyle High Yield Partners II, Ltd. Name of Lender

By:	/s/ LINDA PACE Name: Linda Pace Title: Principal

Carlyle High Yield Partners III, Ltd. Name of Lender

By:	/s/ LINDA PACE Name: Linda Pace Title: Principal

Carlyle High Yield Partners IV, Ltd. Name of Lender

By:	/s/ LINDA PACE Name: Linda Pace Title: Principal

Carlyle High Yield Partners, L.P. Name of Lender

By:	/s/ LINDA PACE Name: Linda Pace Title: Principal

ACKNOWLEDGMENT AND CONSENT

        Each of the undersigned entities as guarantors under the Guarantee and Collateral Agreement, dated as of November 19, 1999, as amended, supplemented or modified from time to time, made by the undersigned entities in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.

SIRVA, INC. (formerly known as Allied Worldwide, Inc.)

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

A RELOCATION SOLUTIONS MANAGEMENT COMPANY

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

ALLIED FREIGHT FORWARDING, INC.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

ALLIED INTERNATIONAL N.A., INC.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

ALLIED VAN LINES, INC.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

ALLIED VAN LINES TERMINAL COMPANY

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

FLEET INSURANCE MANAGEMENT, INC.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

FRONTRUNNER WORLDWIDE, INC.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

GLOBAL VAN LINES, INC.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

GREAT FALLS NORTH AMERICAN, INC.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

MERIDIAN MOBILITY RESOURCES, INC.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

NACAL, INC.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

NATIONAL ASSOCIATION OF INDEPENDENT TRUCKERS, LLC (formerly known as TGIA Acquisition Company, LLC)

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

NORTH AMERICAN DISTRIBUTION SYSTEMS, INC. (formerly known as Federal Traffic Service, Inc.)

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

NORTH AMERICAN LOGISTICS, LTD.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

NORTH AMERICAN VAN LINES OF TEXAS, INC.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

RELOCATION MANAGEMENT SYSTEMS, INC.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

SIRVA GLOBAL RELOCATION, INC.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

SIRVA FREIGHT FORWARDING, INC. (formerly known as NAVTRANS International Freight Forwarding, Inc.)

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

SIRVA RELOCATION LLC (formerly known as SIRVA Acquisition Company LLC)

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

SIRVA TITLE AGENCY, INC. (formerly known as CRS Title Agency, Inc.)

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

STOREVERYTHING, INC.

By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Secretary

VANGUARD INSURANCE AGENCY, INC.

By:	/s/ ROBERT J. HENRY Name: Robert J. Henry Title: Secretary

QuickLinks

  Exhibit 10.13 EXECUTION COPY
SIXTH AMENDMENT
WITNESSETH
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
ACKNOWLEDGMENT AND CONSENT